UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2017

PATTERSON-UTI ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-22664	75-2504748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10713 West Sam Houston Pkwy N., Suite 800 Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

(281) 765-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 10, 2017, Patterson-UTI Energy, Inc. (“Patterson-UTI”) and Seventy Seven Energy Inc. (“SSE”) jointly issued a press release announcing the extension of the deadline for holders of SSE warrants to exercise their warrants. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

Litigation Related to the Proposed Merger between Patterson-UTI and SSE

As previously disclosed, on December 12, 2016, Patterson-UTI entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SSE, and Pyramid Merger Sub, Inc. (the “Merger”). Patterson-UTI is filing this Current Report on Form 8-K to provide certain updates in respect of the proposed Merger. The following information should be read in conjunction with the joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) relating to the proposed Merger, filed with the SEC on March 22, 2017.

As disclosed on page 125 of the Joint Proxy Statement/Prospectus, on February 22, 2017, Maria Comeaux, a purported stockholder of SSE filed a putative class action challenging the disclosures made in connection with the Merger against SSE and the members of SSE’s board of directors. This lawsuit is styled Maria Comeaux et al. v. Seventy Seven Energy Inc., et al, Case No. CIV-5:17-191-M, in the United States District Court for the Western District of Oklahoma.

The related complaint (the “Comeaux Complaint”) alleges inadequacies in the merger price and the process leading up to it, and claims that the Joint Proxy Statement/Prospectus filed in connection with the merger fails to disclose certain allegedly material information in violation of Sections 14(a) and 20(a) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and certain rules promulgated thereunder. The alleged omissions generally relate to (i) certain financial projections; (ii) certain valuation analyses performed by SSE’s financial advisor, Morgan Stanley; and (iii) alleged conflicts of interest faced by Morgan Stanley and a director of SSE. Based on these allegations, Comeaux sought to enjoin the forthcoming stockholder vote on the Merger unless and until SSE discloses the allegedly omitted material information summarized above. Comeaux also seeks damages and attorneys’ fees. On April 10, 2017, plaintiff Comeaux withdrew her motion for a preliminary injunction.

On March 31, 2017, Garud Sudarsan, a purported holder of Series B and Series C Warrants of SSE, filed a putative class action against SSE, Patterson-UTI and Merger Sub. This lawsuit is styled Garud Sudarsan et al v. Seventy Seven Energy Inc., et al, Case No. 1:17-cv-02342, in the United States District Court for the Southern District of New York. The related complaint (the “Sudarsan Complaint”) alleges (i) that SSE breached the Warrant Agreement (the “Warrant Agreement”), dated as of August 1, 2016, among SSE, Computershare Inc. and Computershare Trust Company N.A. (collectively as warrant agent) relating to Series A, Series B and Series C Warrants of SSE and (ii) tortious interference with the Warrant Agreement by Patterson-UTI and Merger Sub. Based on these allegations, Sudarsan seeks to enjoin the cancelation of the Series A, Series B and Series C Warrants of SSE in connection with the proposed Merger. Sudarsan also seeks damages and attorneys’ fees.

On April 7, 2017, Mainard Gael, a purported stockholder of SSE, filed a putative class action challenging the disclosures made in connection with the merger against SSE and the members of SSE’s board of directors. This lawsuit is styled Mainard Gael et al v. Seventy Seven Energy, Inc. et al, Case No. 2017-0266, in the Court of Chancery of the State of Delaware. The related complaint (the “Gael Complaint”) alleges that SSE’s board of directors breached its fiduciary duties by failing to disclose in the Joint Proxy Statement/Prospectus filed in connection with the merger certain allegedly material information. The alleged omissions generally relate to (i) certain financial projections; (ii) the fact that Douglas Wall, a member of the SSE board of directors, previously served as President and CEO of Patterson-UTI as recently as 2012; (iii) the fact that Andrew Axelrod and Victor Danh, members of the SSE board of directors, are managing partners of certain of the SSE stockholders (the “Significant SSE Stockholders”) whose affiliates entered into voting and support agreements with Patterson-UTI in connection with the proposed Merger; (iv) the identities of holders of Series A Warrants of SSE, which information the Gael Complaint alleges is necessary in order to determine whether the Significant SSE Stockholders held significant Series A Warrants of SSE, notwithstanding the fact that had the Significant SSE Stockholders held Series

A Warrants, such ownership would have been required to be disclosed in the Joint Proxy Statement/Prospectus; and (v) alleged conflicts of interest faced by Morgan Stanley. Based on these allegations, Gael seeks to enjoin the consummation of the Merger, and if the proposed Merger is consummated, Gael seeks damages.

On April 10, 2017, Louis Scarantino, a purported stockholder of SSE, filed a putative class action challenging the disclosures made in connection with the merger against SSE, the members of SSE’s board of directors, Patterson-UTI and Merger Sub. This lawsuit is styled Louis Scarantino et al v. Seventy Seven Energy Inc. et al, Case No. 2017-0278, in the Court of Chancery in the State of Delaware. The complaint (the “Scarantino Complaint”) contains allegations and seeks remedies that are similar to those contained in the Gael Complaint.

Patterson-UTI and SSE believe that each of these lawsuits is without merit, that the alleged omissions in the Comeaux, Sudarsan and Scarantino Complaints are not material and intend to vigorously defend against each of them. Neither Patterson-UTI nor SSE can predict the outcome of these lawsuits or any others that might be filed, nor can they predict the amount of time and expense that will be required to defend the lawsuits. None of the foregoing lawsuits are expected to affect the consummation of the Merger, which is currently expected to occur on April 20, 2017.

Important Information for Investors and Stockholders

This Current Report on Form 8-K (“Form 8-K”) does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The acquisition by Patterson-UTI of SSE in an all-stock transaction (the “proposed transaction”) will be submitted to the stockholders of each of Patterson-UTI and SSE for their consideration. Patterson-UTI and SSE have mailed a joint proxy statement/prospectus to their respective stockholders. SSE and Patterson-UTI may also file other documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about SSE and Patterson-UTI through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Patterson-UTI are free of charge on Patterson-UTI’s website at www.patenergy.com under the tab “Investors” and then through the link titled “SEC Filings” or by contacting Patterson-UTI’s Investor Relations Department by email at investrelations@patenergy.com, or by phone at (281) 765-7100. Copies of the documents filed with the SEC by SSE are free of charge on SSE’s website at www.77nrg.com under the tab “Investors” and then through the link titled “SEC Filings” or by contacting SSE’s Investor Relations Department at IR@77nrg.com, or by phone at (405) 608-7730.

Participants in the Solicitation

Patterson-UTI, SSE and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Patterson-UTI in connection with the proposed transaction. Information about the directors and executive officers of Patterson-UTI is set forth in the 2016 Annual Report on Form 10-K/A for Patterson-UTI, which was filed with the SEC on March 13, 2017. Information about the directors and executive officers of SSE is set forth in the 2015 Annual Report on Form 10-K/A for SSE, which was filed with the SEC on April 29, 2016 and the Current Report on Form 8-K for SSE, which was filed with the SEC on August 1, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Patterson-UTI’s current beliefs, expectations or intentions regarding future events. Words such as “anticipate,” “believe,” “budgeted,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “project,” “pursue,” “should,” “strategy,” “target,” or “will,” and similar expressions are intended to identify such forward-looking statements. The statements in this Form 8-K that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and services, future financial performance and operating results and any other statements regarding Patterson-UTI’s and SSE’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Patterson-UTI’s or SSE’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Patterson-UTI’s or SSE’s stockholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Patterson-UTI and SSE following the consummation of the proposed transaction; the effects of the business combination of Patterson-UTI and SSE following the consummation of the proposed transaction, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Patterson-UTI to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for Patterson-UTI’s services and their associated effect on rates, utilization, margins and planned capital expenditures; global economic conditions; excess availability of land drilling rigs and pressure pumping equipment, including as a result of low commodity prices, reactivation or construction; liabilities from operations; weather; decline in, and ability to realize, backlog; equipment specialization and new technologies; shortages, delays in delivery and interruptions of supply of equipment and materials; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and in integrating acquisitions; governmental regulation; product liability; legal proceedings; political, economic and social instability risk; ability to effectively identify and enter new markets; cybersecurity risk; dependence on our subsidiaries to meet our long-term debt obligations; variable rate indebtedness risk; and anti-takeover measures in our charter documents.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Patterson-UTI’s and SSE’s SEC filings. Patterson-UTI’s filings may be obtained by contacting Patterson-UTI or the SEC or through Patterson-UTI’s web site at http://www.patenergy.com or through the SEC’s Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. SSE’s filings may be obtained by contacting SSE or the SEC or through SSE’s web site at www.77nrg.com or through EDGAR. Patterson-UTI and SSE undertake no obligation to publicly update or revise any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint press release dated April 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2017

PATTERSON-UTI ENERGY, INC.

By:	/s/ John E. Vollmer III
Name: John E. Vollmer III
Title: Senior Vice President - Corporate Development,
CFO and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint press release dated April 10, 2017.

7